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                                                                   EXHIBIT 10.6

July 12, 1999


Oak Grove Associates, LLC
c/o Foster Chapman, President
Johnson Development Assoc.
P. O. Box 3524
Spartanburg, SC 29304

RE:      Letter of Intent to Lease
         Parcel on SC Highway 296 (Reidville Road)
         Spartanburg, SC

Dear Foster:

Please accept this letter an expression of our intent in leasing the above referenced property under the following terms and conditions:

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
1.       Lessee:                         First National Bank of Spartanburg (Proposed) and/or assigns

2.       Property:                       1.00 +/- acres located on Reidville Road as an out parcel to the Oak Grove Shopping Center (Harris Teeter), not to
                                         exceed 200 feet of frontage from curb line on entrance road into center, as measured 100' back of Reidville Road R/W.


3.       Length of Lease:                20 Years

4.       Lease Rate:                     Years 1-5          Years 6-10         Years 11-15         Years 16-20
                                         ---------          ----------         -----------         -----------
                                          $48,000             $53,000            $59,000             $68,000

5.       Options:                        (4) Five year options based on the same escalation as
                                         provided during the last five years of the base term.



6.       Inspection Period:              Lessee shall have Ninety (90) days to inspect the property to determine if the site is suitable for its building layout and design and to receive the OCC approval and Bank Board
                                         approval.


7.       Start Date:                     Rent shall commence on the first day of business or six
                                         months after Bank Regulatory Authority approval, whichever comes first, but in all instances, rent shall begin on / or before May 1, 2000.

8.       Survey/Title:                   Lessor to provide the boundary survey and clear title showing no unacceptable defects or limitations.
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Oak Grove Associates, LLC                      July 12, 1999                                        Page 2
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
9.        Utilities & Storm             All utilities shall be stubbed out to the property lines,
          Water Retention:              including water, sewer, and natural gas. Lessor agrees to
                                        provide for Lessee's storm water retention so the Lessee can develop entire site.

10.      Curb Cut/Driveway              Lease shall be contingent upon Lessor providing Lessee
         Easement:                      a shared curb cut to the access driveway from Reidville Road.

11.      Environmental:                 Lessor warrants and represents that, to the best of its
                                        knowledge, the Property has not environmental containment
                                        and/or defects, and that soil is acceptable for Lessee to
                                        build upon.




12.      Commissions:                   There are no real estate commissions to be paid in this
                                        transaction.

13.      Information:                   Lessor agree to share any pertinent studies, information,
                                        material(s), etc. as they relate to the property.



14.      Temporary Facility:            It is anticipated that it will take 6 to 9 months to complete construction of the permanent facility. Lessor agrees to allow a temporary, or modular facility, to be placed on this property, or the adjacent property, during construction of the permanent facility, which construction will be commenced and will proceed with all reasonable haste.

15.      Approvals:                     Agreement shall be contingent upon Lessee obtaining
                                        approvals from all local and state government authorities and utility companies, as well as the above mentioned Board
                                        approvals. Architecture and layout subject to Oak Grove
                                        Associates, LLC approval.

16.      Deposit:                       A $5,000 deposit as earnest money shall be paid to Oak Grove
                                        Associates, LLC within 48 hours of acceptance by the limited liability company. This deposit will be credited to the lease if lessor accepts this offer to lease.

The terms and conditions of the Letter of Intent are valid only if accepted by the Lessor and the letter is returned to me prior to 5:00 PM Eastern Standard Time, Friday, July 16, 1999. If you are prepared to proceed to a Lease Agreement upon these terms and conditions, please indicate your acknowledgement where indicated below and Lessee will prepare a Lease draft. Otherwise, please call me with any questions.



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Oak Grove Associates, LLC           July 12, 1999                  Page 3
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I look forward to working with you on the transactions.

Sincerely,

 /s/ Jerry Calvert
------------------------

Jerry L. Calvert
President & CEO

                                            Agreed and Accepted:
                                            Lessor:  Oak Grove Associates, LLC

                                            By:     /s/ A. Foster Chapman
                                                -------------------------------

                                            (Print Name)    A. Foster Chapman
                                                          ---------------------

                                            Its:    Manager
                                                 -----------------------------

                                            Date:   7/15/97
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